File Nos. 811-21785
                                                                      333-126477

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       { X }
         Pre-Effective Amendment No.
                                            ---

         Post-Effective Amendment No.        3
                                            ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 {X}
           Amendment No.                       5
                                            -------

                        (Check appropriate box or boxes)

                                BLACK PEARL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       125 South Market Street, Suite 1200
                           San Jose, California 95113
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (408) 294-2200

                                 Kevin M. Landis
                       Firsthand Capital Management, Inc.
         125 South Market Street, Suite 1200, San Jose, California 95113
                    (Name and Address for Agent for Service)

                        Copies of all communications to:

                              Kelvin K. Leung, Esq.
                       Firsthand Capital Management, Inc.
         125 South Market Street, Suite 1200, San Jose, California 95113

                              Wade R. Bridge, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to paragraph (b)
/X/  on May 1,  2007 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a) (1)
/ /  on (date) pursuant to paragraph (a) (1)
/ /  75 days after filing pursuant to paragraph (a) (2)
/ /  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                                BLACK PEARL FUNDS

                             Black Pearl Focus Fund

                                   May 1, 2007

Black Pearl Funds has registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (the "SEC"). That registration does not imply, however, that the SEC endorses the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Privacy Policy Notice enclosed.

TABLE OF CONTENTS
-----------------

BLACK PEARL FOCUS FUND (THE "FUND").........................................  3
   INVESTMENT OBJECTIVE.....................................................  3
   PRINCIPAL INVESTMENT STRATEGIES..........................................  3
   PRINCIPAL INVESTMENT RISKS...............................................  3
   FUND PERFORMANCE.........................................................  5
   FUND FEES AND EXPENSES...................................................  6
   ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS....................  7
   PORTFOLIO HOLDINGS DISCLOSURE POLICY.....................................  8
   FUND MANAGEMENT..........................................................  8
   OPERATION OF THE FUND....................................................  9

YOUR ACCOUNT................................................................ 10
   DOING BUSINESS WITH BLACK PEARL FUNDS.................................... 10
   HOW TO PURCHASE SHARES................................................... 10
   SELLING SHARES........................................................... 11
   SHAREHOLDER SERVICES..................................................... 13
   ACCOUNT POLICIES......................................................... 13
   DISTRIBUTIONS AND TAXES.................................................. 14
   PRICING OF FUND SHARES................................................... 15
FINANCIAL HIGHLIGHTS........................................................ 17
PRIVACY POLICY NOTICE....................................................... 18

This prospectus contains important information about the investment objective, strategies, and risks of the Fund that you should understand before you invest. Please read this prospectus carefully and keep it with your investment records. The Fund is non-diversified and has as its investment objective long-term growth of capital.

BLACK PEARL FOCUS FUND (THE "FUND")

INVESTMENT OBJECTIVE
--------------------

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Under normal circumstances, at least 80% of the Fund's net assets are invested in common stocks that the Advisor expects to have positive returns. The Fund uses a proprietary quantitative approach to pursue its objective. This process starts with a broad universe of stocks and uses quantitative algorithms to select a subset of the universe to construct the investment portfolio. The algorithms consider several factors that include stock price movement, market capitalization, momentum, volatility, cyclicality, number of securities, portfolio diversification and turnover. Some of the factors are used to filter or screen the selection universe, and target companies "pass" the screen if they meet certain quantitative thresholds established for each factor. Other factors are used to rank order the remaining securities, in terms of expected return. Portfolio-based factors are used in constructing an optimized portfolio. The Fund will typically invest in large-capitalization companies, that is companies with a market capitalization of $3 billion and up, traded primarily on the Nasdaq National Market, and may invest in stocks of both domestic and foreign companies.

The Fund has a policy of concentrating its investments in high-technology and health sciences industries. High technology industry includes, for example, semi-conductor, computer, computer peripherals, software, telecommunications, and mass storage devices. Health sciences industry includes, for example, pharmaceutical, biotechnology and healthcare related products or services. This means the Fund will have at least 25% of its total assets invested in these industries.

Using this quantitative process, the Fund seeks to outperform its benchmark, the Nasdaq 100 Index, over the long term. The Fund will typically not utilize company, economic, or other fundamental research in selecting stocks for the portfolio. The computer models and databases will be updated over time.

The Fund may purchase derivative securities to achieve its desired objectives. Derivatives, primarily put and call options, may be used when the Fund is unable to purchase or sell its desired quantity of a particular stock in the open market, yet wishes to maintain the recommended exposure to that security, as specified by the quantitative algorithm.

PRINCIPAL INVESTMENT RISKS
--------------------------

Even though the Fund seeks long-term growth of capital you could lose money on your investment or not make as much as if you had invested elsewhere. The principal risks of investing in the Fund are as follows:

INABILITY TO FOLLOW MODEL: The quantitative algorithms will determine which companies securities should be purchased and sold. There is a risk that there will not be a liquid market for a security that the algorithm indicates should be purchased or sold (long position). There is also the risk that the investment models, as designed and frequently revised by the Advisor, may not produce investment results in accordance with the Fund's investment objectives. The portfolio will be reconstituted monthly based on the application of complex proprietary algorithms. It is possible that errors in data fed into the algorithms or errors in the algorithms themselves may cause the portfolio to inadvertently deviate from the model or cause the model to perform poorly.

DERIVATIVES RISK: The Fund may invest in derivatives consisting primarily of equity options. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Advisor uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. In addition, the Fund may be unable to close out a position because the market for an option may become illiquid. The Fund anticipates using derivatives more for speculative purposes and does not anticipate using derivatives for purposes of hedging the Fund's portfolio. Instead the Fund will use derivatives as a means to maintain exposure to a stock when the Fund is unable to purchase or sell its desired quantity of a particular stock in the open market.

STOCK MARKET RISK: The Fund invests primarily in common stocks. Many factors can adversely affect a stock's performance, including a general decline in common stock prices. There is a risk that movements in the securities markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the Fund invests perform.

COMMON STOCK RISK: The Fund will invest a substantial amount of its assets in common stocks. When the Fund has purchased a common stock, or holds a long position in a common stock, the main risk is the risk that the stocks held might decrease in value in response to the activities of an individual company or in response to general market and/or economic conditions.

NON-DIVERSIFICATION RISK: The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). A non-diversified fund may invest a higher percentage of its assets in a smaller number of issuers. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

CONCENTRATION RISK: The Fund has a policy of concentrating its investments in high-technology and health sciences industries. Because the Fund concentrates its investments in a group of related industries, the Fund's performance could depend heavily on the performance of that group of industries and could be more volatile than the performance of less concentrated funds.

INDUSTRY CONCENTRATION RISK:

     High-Technology Industry Concentration. The high-technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

     Health Sciences Industry Concentration. The health sciences industries are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations.

PORTFOLIO TURNOVER RISK: The Advisor will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. The Fund's annual portfolio turnover ratio is expected to be very high because it is theoretically possible that the whole portfolio can be turned over once a month if the models so dictate. If that is the case, the Fund will experience increased operating expenses, which could reduce performance and may cause shareholders to incur an increased level of taxable income or capital gains.

[Please see "Additional Investment Strategies and Associated Risks" for more information.]

From time to time, Firsthand Capital Management, Inc. (the "Investment Advisor" or "Advisor") may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE
----------------

The bar chart and performance table shown on this page provide some indication of the risks of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below and on the following page reflects fee waivers by the Advisor; had advisory fees not been waived, returns would be less than those shown.

                                [GRAPHIC OMITTED]

                                     3.08%
                                     -----
                                      2006

During the period shown in the bar chart, the highest return for a quarter was 7.06% during the quarter ended December 31, 2006 and the lowest return for a quarter was -9.49% during the quarter ended June 30, 2006.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

The table below shows how the Fund's average annual total returns compare with those of the Nasdaq 100 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                          SINCE INCEPTION
                                                                 1 YEAR     (11/1/2005)
                                                                 ------   ---------------
BLACK PEARL FOCUS FUND
   Return Before Taxes                                            3.08%       11.97%
   Return After Taxes on Distributions                            2.47%       11.41%
   Return After Taxes on Distributions and Sale of Fund Shares    1.97%        9.86%
NASDAQ 100 INDEX                                                  7.28%       10.10%

FUND FEES AND EXPENSES
----------------------

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                        SALES CHARGE (LOAD)
 SALES CHARGE (LOAD)   IMPOSED ON REINVESTED   DEFERRED SALES
IMPOSED ON PURCHASES       DISTRIBUTIONS        CHARGE (LOAD)   REDEMPTION FEE
        None                    None                None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

MANAGEMENT   DISTRIBUTION     OTHER    TOTAL ANNUAL FUND OPERATING
    FEE       (12B-1 FEE)   EXPENSES            EXPENSES*
  1.50%          None        0.45%                1.95%

* Under the Investment Advisory Agreement, the Investment Advisor has agreed, for a period of two years from the Fund's commencement of operations, to reduce its fees and/or make expense reimbursements so that the Fund's total annual operating expenses are limited to 1.30% of its average daily net assets. As part of an Administration Agreement between the Trust and the Advisor the Advisor is required to pay most operating expenses of the Fund, except independent trustees' fees, brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short and extraordinary expenses. Extraordinary expenses would include the costs of a merger involving the Fund. The Fund does not expect to incur any interest or extraordinary expenses during the fiscal year. If the Fund incurs such expenses, it will increase "Other Expenses" above.

EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
 $198      $612     $1,050    $2,266

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS
-----------------------------------------------------

EQUITY SECURITIES The Fund invests in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for the Fund's investment are typically traded on a national securities exchange, the Nasdaq system, or over-the-counter. In the Fund's investment portfolio, we intend to include primarily securities of large, well-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in the Fund's portfolio may not increase as much as the market as a whole and some securities may continue as such for long periods of time.

ILLIQUID SECURITIES The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities.

IPOS The Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, the Fund may hold IPO shares for a very short time. This may increase the turnover rate of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells IPO shares, the Fund may realize a capital gain that must be distributed to shareholders.

FOREIGN SECURITIES The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in the Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including confiscatory levels of taxation, thereby limiting their earnings potential. Amounts realized on foreign securities also may be subject to high levels of foreign taxation, including taxes withheld at the source.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help the Fund minimize or avoid losses during adverse market, economic, or political conditions. Although the Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its objective.

WHY WE INITIATE A POSITION The Fund uses proprietary quantitative models that generate its portfolio monthly. These models look at several factors to generate and weight a target portfolio from the Fund's selection universe. On a monthly basis existing holdings that are in the new model for the Fund will be rebalanced to match the updated model. New positions for the Fund will be invested at the level specified by the model.

WHY WE CLOSE A POSITION The Fund may sell a long position if the security is no longer in the portfolio generated by the quantitative model. It may also reduce the holdings in a security from month to month based on the current recommended weighting from the model.

CASH MANAGEMENT Normally, the Advisor invests substantially all of the Fund's assets to meet the Fund's investment objective. The Advisor may invest the remainder of the Fund's assets in short term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash.

CHANGES IN POLICIES The Trustees may change the Fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. However, the Fund's investment objective as well the Fund's policy of investing at least 80% of its assets in common stocks may not be revised unless shareholders are notified in writing at least 60 days in advance of the proposed change.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.

FUND MANAGEMENT
---------------

Black Pearl Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, California 95113, to manage the investments of the Fund. Kevin Landis, who also serves as a Trustee of the Trust, controls the Investment Advisor.

No one person with the Advisor's investment team is primarily responsible for implementing the quantitative investment strategies of the Fund. The team of professionals at the Advisor work together to implement the mathematical portfolio management process for the Fund. Listed below are the members of the Advisor's Quantitative Strategies Team.

QUANTITATIVE STRATEGIES TEAM

Kevin Landis - Mr. Landis is President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc., and has been Chief Investment Officer since 1994.

Yakoub Bellawala - Mr. Bellawala is a Vice President of Firsthand Capital Management, Inc. from 1999 to present.

Omar Billawala - Mr. Billawala is Chief Operating Officer and Chief Financial Officer of Firsthand Capital Management, Inc. from 1999 to present.

A discussion of the factors considered by the Board of Trustees in approving the continuance of the investment advisory agreement between the Advisor and the Trust is available in the Fund's Annual Report dated December 31, 2006.

The Fund's Statement of Additional Information contains additional information about the Quantitative Strategies Team members' compensation, other accounts managed, and their ownership of shares of the Fund.

OPERATION OF THE FUND
---------------------

Pursuant to the Advisory Agreement, the Fund pays to the Investment Advisor, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Investment Advisor has also agreed to, for a period of two years from the Fund's commencement of operations, reduce its fees and/or make expense reimbursements so that the Fund's total operating expenses are limited to 1.30% of the Fund's average daily net assets. This expense cap does not include independent trustees' compensation, brokerage and commission expenses, fees payable under Rule 12b-1 plans and shareholder servicing plans, if any, litigation costs, borrowing costs such as interest and dividend expenses on securities sold short and any extraordinary and non-recurring expenses.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45426 (the "Distributor") serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The Distributor is compensated by the Advisor.

YOUR ACCOUNT

DOING BUSINESS WITH BLACK PEARL FUNDS
-------------------------------------

WRITE TO US:        Black Pearl Funds
                    c/o Ultimus Fund Solutions, LLC
                    P.O. Box 46707
                    Cincinnati, Ohio 45246-0707

HOW TO PURCHASE SHARES
----------------------

The Fund is no-load which means that shares may be purchased without imposition of any sales charges. Shares of the Fund are available for purchase every day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after receipt of a purchase order in proper form by Ultimus Fund Solutions, LLC (the "Transfer Agent"). To be considered in "proper form," a purchase order must include a check (payable to the Black Pearl Focus Fund) and a completed account application, which at a minimum includes name, date of birth, social security number, physical mailing address, and required signature(s) be mailed to the Fund's Transfer Agent. Be sure to sign your account application prior to mailing. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check, no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

If the Fund closes to investors the Fund reserves the right to reopen to new or existing shareholders.

ACCOUNT APPLICATION To open a new account with the Fund, please complete an account application. Call 1-888-277-6209 or write to us to the address above to request an application.

ACCOUNT MINIMUMS

                     INITIAL    ADDITIONAL
 TYPE OF ACCOUNT   INVESTMENT   INVESTMENT
----------------   ----------   ----------
Regular Accounts    $250,000      $50,000

CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

ADDITIONAL PURCHASE INFORMATION Fund shares are sold on a continuous basis at the NAV next determined after the Transfer Agent receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern Time), your order will be priced at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent. We may deduct the losses or fees from your existing account. The Fund reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends or, if deemed necessary, the Transfer Agent may reject your purchase order.

SELLING SHARES
--------------

SELLING SHARES Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request (see directly below for information need to complete your redemption). The table below describes your options.

               TO SELL SHARES
--------------------------------------------------------------------------------
BY MAIL Send written instructions, including your name, account number, and the dollar amount (or the number of shares), you want to sell. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on the Trust account records.

               A signature guarantee is required if you want to sell more than $50,000 worth of shares.

               Send your redemption request and/or written instructions to:

               Black Pearl Funds
               c/o Ultimus Fund Solutions, LLC
               P.O. Box 46707
               Cincinnati, Ohio 45246-0707

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               By overnight mail:

               Black Pearl Funds
               c/o Ultimus Fund Solutions, LLC
               225 Pictoria Drive, Suite 450
               Cincinnati, Ohio 45246

--------------------------------------------------------------------------------

SIGNATURE GUARANTEES If you change the name(s) or address on your account within 30 days prior to your redemption request, you must submit your redemption request in writing and provide a signature guarantee, regardless of the value of the shares being sold. If you want your payment mailed to an address other than the one we have on file, or you want the check made payable to someone else, your letter must include a signature guarantee. A signature guarantee is a valuable safeguard to protect you and the Fund from fraud. The Transfer Agent will accept signature guarantees from banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations that participate in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserves the right to amend these standards at any time without notice.

REDEMPTION PAYMENTS Payment is normally made within seven days after the receipt of your properly completed redemption request. A properly completed redemption request will include your name, account number, and the dollar amount or share amount you want redeemed. Be sure all necessary signatures are included, including a signature guarantee, if necessary. If you have any questions please call 1-888-277-6209. In extraordinary circumstances, we may suspend redemptions or postpone the payment of proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

SELLING RECENTLY PURCHASED SHARES If you bought shares by check, it may take up to 15 days from the date of purchase for your check to clear. We will send your redemption payment upon clearance of your purchase check, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES
--------------------

The Transfer Agent provides account and shareholder services for the Fund's shareholders. The Transfer Agent processes purchases and redemptions and maintains shareholders' accounts.

TELEPHONE TRANSACTIONS Currently, the Fund does not allow for telephone transactions.

ACCOUNT POLICIES
----------------

MARKET TIMERS Frequent purchases and redemptions of the Fund's shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Pursuant to Policies and Procedures adopted by the Board of Trustees we may restrict or refuse purchases into the Fund from market timers. The Policies and Procedures do not follow a strict quantitative process; instead, trading patterns have been identified and, if an account trades within an identified pattern, additional monitoring will occur. The Fund believes you may be considered a "market timer" if you:

o Make more than two purchases and two sales in the Fund within a 90-day period, or
o Make more than four purchases and four sales in the Fund within any 12 month period, or
o Appear to follow a market-timing pattern that may adversely affect the Fund (e.g., frequent purchases and sales of Fund shares that appear to be designed to avoid the restrictions of this policy or that are attempted by a known or suspected market timer).

Periodic purchases or redemptions under a periodic purchase plan or periodic redemption plan are exempt from this market timing policy.

Although redemptions in violation of this policy will cause the Fund to restrict purchases into the Fund, the Fund cannot restrict redemptions out of the Fund. A purchase into the Fund that violates this policy normally will be blocked on the same day it is attempted.

At this time the Fund is not accepting investments through omnibus accounts. All purchase orders must be sent directly to the Fund's Transfer Agent.

The Fund does not accommodate frequent purchases or redemptions of its shares.

Although the Fund has taken steps to discourage frequent purchases and redemptions of its shares, it cannot guarantee that such trading will not occur.

MAILINGS TO SHAREHOLDERS The Fund's shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail. Currently, the Fund and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this "householding" plan, you may contact your broker or call us at 1-888-277-6209, or write to the Transfer Agent. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS Large redemptions can negatively impact the Fund's investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of the Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind"). When you convert these securities to cash, you will pay brokerage charges. Please keep in mind that until you sell the received securities you are subject to market risk.

CUSTOMER IDENTIFICATION We are required by law to obtain certain personal information from you, which will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The Fund reserves the right to reject any purchase order.

DISTRIBUTIONS AND TAXES
-----------------------

FUND DISTRIBUTIONS The Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions in either of the following ways:

o    Paid by check, or
o    Reinvested distributions.

Distributions are automatically reinvested in additional shares of the Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option. Income and capital gain distributions reduce the Fund's NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date.

If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund has the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Fund and its U.S. shareholders. It does not apply to tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

TAXES ON DISTRIBUTIONS The Fund will distribute substantially all of its income and gains. Distributions of the Fund's ordinary income and short-term capital gains, if any, will be taxable to you as ordinary income. Distributions of the Fund's net long-term capital gains, if any, will be taxable to you as a long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income. Distributions normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS Your redemptions of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption. Under some circumstances, your realized losses may be disallowed.

ADDITIONAL TAX INFORMATION In certain circumstances, U.S. residents may be subject to backup withholding.

PRICING OF FUND SHARES
----------------------

CALCULATING THE NAV The Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern
Time) on each day that the exchange is open (a "business day"). Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas. Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in the Fund's portfolio is not readily available, or if an event occurs before the Fund's pricing time but after the close of trading of the primary market or exchange on which the security is traded that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees. This most commonly occurs with foreign securities, but may occur in other cases as well. If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

VALUATION OF PORTFOLIO SECURITIES The NAV of the Fund will fluctuate as the value of the securities it holds fluctuates. The Fund's portfolio of securities is valued as follows:

1. Securities traded on, and quoted by Nasdaq, are valued according to the Nasdaq official closing price. Securities not traded on, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the NYSE. The Nasdaq official closing price may be different from the last sale price reported. With regards to the Fund's long positions, if a security is not traded that day, the security will be valued at its most recent bid price. In the case of the Fund's short positions, if a security is not traded that day, the security will be valued at its most recent ask price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price for long positions and most recent closing ask price for short positions) as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

FINANCIAL HIGHLIGHTS

The financial highlights table describes the Fund's financial performance and other financial information for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investor in the Fund would have earned on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP whose report, along with the Fund's financial statements, is included in our 2006 Annual Report to Shareholders, which is available without charge upon request.

===========================================================================================
                                                                 YEAR ENDED    PERIOD ENDED
                                                                DECEMBER 31,   DECEMBER 31,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:       2006         2005 (a)
-------------------------------------------------------------------------------------------
     Net asset value at beginning of period                      $  11.07      $  10.00
                                                                 --------      --------
     Income (loss) from investment operations:
        Net investment loss                                         (0.12)        (0.02)
        Net realized and unrealized gains on investments             0.45          1.09
                                                                 --------      --------
     Total from investment operations                                0.33          1.07
                                                                 --------      --------
     Less distributions:
        Distributions from net realized gains                       (0.18)           --
                                                                 --------      --------
     Net asset value at end of period                            $  11.22      $  11.07
                                                                 ========      ========
RATIOS AND SUPPLEMENTAL DATA:
     Total return (b)                                                3.08%        10.70%(c)
                                                                 ========      ========
     Net assets at end of period                                 $607,762      $589,599
                                                                 ========      ========
     Ratio of gross expenses to average net assets                   1.95%         1.95%(e)
     Ratio of net expenses to average net assets (d)                 1.30%         1.30%(e)
     Ratio of net investment loss to average net assets             (1.10%)       (0.89%)(e)
     Portfolio turnover rate                                          293%           38%(c)
-------------------------------------------------------------------------------------------

(a) Represents the period from the commencement of operations (November 1, 2005) through December 31, 2005.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Ratio was determined after advisory fee waivers.

(e)  Annualized.

PRIVACY POLICY NOTICE
---------------------

Black Pearl Funds is committed to protecting the privacy of its shareholders. This notice describes our privacy policy.

To  administer  and  service  your  account,   we  collect  nonpublic   personal
information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Black Pearl Fund's Transfer Agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Black Pearl Funds account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

THE TRUST
Black Pearl Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-888-277-6209
www.blackpearlfunds.com

INVESTMENT ADVISOR
Firsthand Capital Management, Inc.
125 South Market Street
Suite 1200
San Jose, California 95113

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45426

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Additional information about the Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Annual Report includes a discussion of the Fund's holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Fund.

To obtain a free copy of any of these documents, or to request other information or ask questions about the Fund (including shareholder inquiries), call Black Pearl Funds at 1-888-277-6209 or visit our website at www.blackpearlfunds.com.

Information about the Fund (including the Fund's SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090. The Fund's annual and semi-annual reports and additional information about the Fund is available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Black Pearl Funds is a trademark of Firsthand Capital Management, Inc.

Investment Company Act File No. 811-21785

                                BLACK PEARL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2007

                             BLACK PEARL FOCUS FUND

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Fund dated May 1, 2007 (the "Prospectus"), as may be amended. A copy of the Prospectus can be obtained by writing to Black Pearl Funds at P.O. Box 46707, Cincinnati, OH 45246-0707, by calling Black Pearl Funds toll-free at 1-888-277-6209, or by visiting our website at www.blackpearlfunds.com.


                                TABLE OF CONTENTS
                                -----------------

THE TRUST................................................................    2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS ..........................    2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS .................    9
INVESTMENT RESTRICTIONS..................................................   10
PORTFOLIO HOLDINGS DISCLOSURE POLICY.....................................   12
TRUSTEES AND OFFICERS....................................................   13
PROXY VOTING POLICIES....................................................   16
CODE OF ETHICS...........................................................   17
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   17
THE DISTRIBUTOR .........................................................   19
SECURITIES TRANSACTIONS .................................................   20
PORTFOLIO TURNOVER ......................................................   21
PURCHASE, REDEMPTION, AND PRICING OF SHARES .............................   21
TAXES ...................................................................   22
CALCULATION OF PERFORMANCE INFORMATION ..................................   26
PRINCIPAL SECURITY HOLDERS...............................................   27
CUSTODIAN ...............................................................   28
LEGAL COUNSEL AND INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM ..................................................   28
ULTIMUS FUND SOLUTIONS, LLC..............................................   28
FINANCIAL STATEMENTS ....................................................   28

                                    THE TRUST
                                    ---------

Black Pearl Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was formed on July 8, 2005. As of the date of this SAI, the Trust offers shares of one series, Black Pearl Focus Fund (the "Fund"). The Fund is non-diversified.

The shares of the Trust have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual fund, except in matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of the Fund is entitled to its pro rata portion of such distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of the Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to any fund are borne by that fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

                 DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS
                 ----------------------------------------------

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) two-thirds or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of Firsthand Capital Management, Inc., the Fund's investment advisor (the "Investment Advisor"), offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 20% of its net assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Advisor expects that prevailing interest rates will be falling, and will generally be sold when the Investment Advisor expects interest rates to rise, unless the Investment Advisor nonetheless expects the potential for capital gains (because, for example, the debt obligations are convertible into equity securities).

The Fund's investments in debt securities may consist of investment grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), as well as unrated securities that the Investment Advisor believes are of comparable quality to investment grade. Investment grade securities in the lower rating categories have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities. The Fund may not hold more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Advisor, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. The Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to the Fund's own advisory and administrative fees.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments; expropriation or nationalization of assets; restrictions on foreign investments and repatriation of capital; imposition of high (and potentially confiscatory) levels of foreign taxation, including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of the Fund.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of the Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period, disruptions in the markets for underlying instruments could result in losses for options investors, there may be imperfect or no correlation between the option and the securities being hedged, the insolvency of a broker could present risks for the broker's customers, and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Investment Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Advisor's ability to select the proper time, type, and duration of the options.

By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. The Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing call options, the Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If the Fund engages in options transactions, it will commit no more than 30% of its net assets to option strategies.

BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes the Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its  securities,  the Fund receives from the borrower one or more of
(a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). The Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"), and must permit the Fund to reacquire loaned securities in time to vote on any important matter.

SHORT SELLING OF SECURITIES. The Fund may use short selling as an investment strategy. In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

The Fund's investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. In fact, the Fund expects that most gains that are generated will be realized. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund's net performance. In addition to the adverse tax consequences, frequent trading also results in higher transaction costs as compared to most other mutual funds.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of such securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices due to reduced market demand for restricted securities. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities and may experience difficulty satisfying redemption requirements due to delays or impediments discussed above.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper (issued pursuant to Section 4(2) of the Securities Act), foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Advisor and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. These securities generally include securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act or that are exempt from registration under the Securities Act, such as commercial paper. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in the Fund's portfolio.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
             -------------------------------------------------------

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS. THE FUND MAY ALSO INVEST IN UNRATED BONDS THAT THE INVESTMENT ADVISOR BELIEVES ARE OF COMPARABLE QUALITY.

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS. THE FUND MAY ALSO INVEST IN UNRATED PREFERRED STOCKS THAT THE INVESTMENT ADVISOR BELIEVES ARE OF COMPARABLE QUALITY.

MOODY'S

aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue that is rated A is considered to be an upper-medium-grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions than preferred stocks in higher-rated categories.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT RESTRICTIONS
-----------------------

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund shall not:

     1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

     5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

     7. Purchase or sell puts and calls on securities, except that the Fund may purchase and sell puts and calls on stocks and stock indices.

     8. Issue senior securities, except to borrow money from a bank; provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and, provided further that in the event that such asset coverage shall at any time fall below 300 per centum the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

     9. Participate on a joint or joint-and-several basis in any securities trading account.

     10. Purchase more than 3% of the voting securities of any one investment company.

The Fund has also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

     1. Under normal circumstances, at least 80% of the Fund's net assets are invested in common stocks that the Investment Advisor expects to have positive returns.

     2. The Fund will provide 60 days' notice to its shareholders prior to changing its 80% policy set forth above.

     3. The Fund will not purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets in all investment company securities purchased by the Fund.

With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY
                      ------------------------------------

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the "Policy") to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Fund. No information concerning the portfolio holdings of the Fund may be disclosed to any third party (including individual investors, institutional investors, intermediaries, third party service providers to the Investment Advisor or the Fund, rating and ranking organizations, and affiliated persons of the Fund or the Investment Advisor) unless such disclosure is compliant with the Policy. In the case of disclosing non-public portfolio holding information to service providers to the Trust, such disclosure will be made only if the service provider has entered into a confidentiality agreement. The Policy is overseen by the Fund's Chief Compliance Officer ("CCO") and provides that the Fund will disclose its holdings on the Fund's website www.blackpearlfunds.com per the following schedule:

----------------------------------------------------------------------------
                                            DISCLOSURE         DISCLOSURE
                                            FREQUENCY          DELAY

----------------------------------------------------------------------------

Full Portfolio for the Fund:                Quarterly              45 days
----------------------------------------------------------------------------
Top 10 holdings for the Fund*               Quarterly              45 days
----------------------------------------------------------------------------
Portfolio Statistics*                       Quarterly              45 days
----------------------------------------------------------------------------

*This information may be provided earlier than the disclosure delay noted above. In order for this to occur, at least 15 calendar days must have elapsed since quarter end and the information must have been made available to the public at the Fund's website (www.blackpearlfunds.com).

Other than portfolio holdings disclosed as described above, and except for communications with service providers or agents of the Fund in connection with their performance of services for the Fund, the Fund does not disclose portfolio holdings on a confidential basis. When providing portfolio holdings to mutual fund evaluation services, rating agencies, due diligence departments of broker-dealers and wirehouses, media, or other interested persons, we abide by the public disclosure policy as stated in the table above.

The Policy is designed to ensure that disclosure of information regarding the Fund's portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between the Fund's shareholders and those of the Fund's Investment Advisor, principal underwriter, or affiliated person thereof. Potential and actual conflicts of interest between the Fund and its affiliates must also be reviewed and considered by the CCO. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the Fund, which could legitimately serve the common interests of the Fund and the Investment Advisor. However, selective disclosures should not be made for the benefit of the Investment Advisor or its affiliates without also considering whether the disclosure would be in the interests of the Fund or, at a minimum, result in no harm to the Fund.

                              TRUSTEES AND OFFICERS
                              ---------------------

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Trust is set forth in the following table. The address for each person listed below is 125 South Market Street, Suite 1200, San Jose, California.

                                                                                 NUMBER OF
                               TERM OF                                            FUNDS IN
                             OFFICE AND                                             FUND         OTHER PUBLIC
    NAME, YEAR OF BIRTH,      LENGTH OF                                           COMPLEX       DIRECTORSHIPS
      POSITIONS(S) HELD         TIME             PRINCIPAL OCCUPATION(S)        OVERSEEN BY        HELD BY
         WITH TRUST           SERVED(1)          DURING PAST FIVE YEARS           TRUSTEE         TRUSTEES
         ----------           ---------          ----------------------           -------         --------
-------------------------------------------------------------------------------------------------------------
Disinterested Trustees:
-----------------------

Greg Burglin                 Since 2005     Mr. Burglin is a Tax Consultant          1               None
(1960)                                      and has been  for  more  than 5
Trustee                                     years.

Kevin P. Tanner              Since 2005     Mr. Tanner is President,  Chief          1               None
(1962)                                      Financial   Officer  and  Chief
Trustee                                     Compliance  Officer of Saratoga
                                            Research     and     Investment
                                            Management  (formerly  Tanner &
                                            Associates  Asset   Management)
                                            (an SEC  registered  investment
                                            adviser)  and has been for more
                                            than 5 years.

Interested Trustee:
-------------------
Kevin M. Landis(2)           Since 2005     Mr.  Landis  is  President  and          1            Firsthand
(1961)                                      Chief Investment  Officer and a                         Funds
Trustee/President                           Director of  Firsthand  Capital                     (includes six
                                            Management, Inc. and has been a                      portfolios)
                                            portfolio      manager     with
                                            Firsthand  Capital  Management,
                                            Inc. since May 1994.

Officers:
---------
Yakoub Bellawala             Since 2005     Mr.   Bellawala   is   a   Vice
(1965)                                      President of Firsthand  Capital
Secretary                                   Management,   Inc.  (FCM)  from
                                            1999    to   present.    He  is
                                            Secretary  of  Firsthand  Funds
                                            from 2003 to present.  Prior to
                                            that   he   was   Treasurer  of
                                            Firsthand  Funds  from  1996 to
                                            2003.

Mark J. Seger                Since 2005     Managing  Director  of  Ultimus
(1962)                                      Fund Solutions, LLC and Ultimus
Treasurer and Controller                    Fund Distributors, LLC

*    The  term  "officer"  means  the  president,  vice  president,   secretary,
     treasurer, controller, or any other officer who performs policy-making functions.

(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.

(2) Mr. Landis is an interested person of the Fund by reason of his position with the Investment Advisor.

As of the date of this SAI, none of the disinterested Trustees had any ownership of securities of the Investment Advisor, Ultimus Fund Distributors, LLC (the "Distributor"), or any affiliated person of the Investment Advisor or Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2006.

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY
                           SECURITIES HELD IN THE        DIRECTOR IN FAMILY OF
NAME OF TRUSTEE                   FUND                   INVESTMENT COMPANIES
---------------                   ----                   --------------------
Kevin Landis                      None*                          None*
Greg Burglin                      None                           None
Kevin P. Tanner                   None                           None

*Firsthand Capital Management, Inc. ("FCM") is controlling shareholder of the Fund. As a result of Mr. Landis being a controlling shareholder of FCM, Mr. Landis is considered a controlling shareholder of the Fund.

TRUSTEE COMPENSATION
--------------------

     Each of the disinterested Trustees receives an annual retainer of $4,000. If a special in-person meeting is called, a fee of $250 will be paid to each disinterested Trustee that attends such meeting. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at Board meetings. The table below sets forth the compensation received by each Independent Trustee during the fiscal year ended December 31, 2006.

---------------------------------------------------------------------------------------------------
                                                                                         TOTAL
                                                 PENSION OR                           COMPENSATION
                                                 RETIREMENT          ESTIMATED       PAID FROM FUND
                               AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS       AND FUND
                              COMPENSATION      AS A PART OF           UPON            COMPLEX TO
     NAME OF TRUSTEE           FROM FUND        FUND EXPENSES        RETIREMENT          TRUSTEES
---------------------------------------------------------------------------------------------------
Greg Burglin                    $4,000              $0                  $0               $4,000
---------------------------------------------------------------------------------------------------
Kevin P. Tanner                 $4,000              $0                  $0               $4,000
---------------------------------------------------------------------------------------------------

STANDING COMMITTEES
-------------------

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to the disinterested Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee will generally meet twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee approves the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. The Audit Committee met twice during the fiscal year ended December 31, 2006.

The Nominating Committee is composed of all of the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either interested persons or disinterested persons of the Trust. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. The Nominating Committee did not meet during the fiscal year ended December 31, 2006.

The Pricing  Committee  is composed of (i) at least one  disinterested  Trustee,
(ii) any two officers of the Trust, and (iii) the principal portfolio manager for the Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. The Pricing Committee did not meet during the fiscal year ended December 31, 2006.

                             PROXY VOTING POLICIES
                             ---------------------

The Trust has adopted proxy voting policies and procedures that delegate to the Investment Advisor the authority to vote proxies for the Fund, subject to the oversight of the Board of Trustees. The Investment Advisor votes proxies in accordance with its Proxy Voting Policies and Procedures (the "Proxy Procedures"). The Proxy Procedures set forth the Investment Advisor's policy on proxy voting as well as a detailed set of procedures regarding its implementation. The Investment Advisor believes that the right to vote proxies is a valuable Fund asset. Therefore, in exercising such rights, the Investment Advisor will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the Fund. The exclusive purpose shall be to provide benefits to the Fund by considering those factors that affect the value of the security with respect to which a proxy is issued. Pursuant to the Proxy Procedures, the Investment Advisor will exercise voting rights on all decisions that the Investment Advisor has determined have a material effect on the value of the security.

As a general rule, the Investment Advisor shall cause the proxies to be voted in the manner recommended by the issuer's management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Investment Advisor shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes, and compensation programs may not be in the best interests of the Fund and, therefore, provide reasons for voting against management.

In accordance with the Proxy Procedures, the Investment Advisor has designated a third-party proxy administrator (Institutional Shareholder Services ("ISS")) to review each proxy proposal, to provide recommendations for voting, and to cast votes on behalf of the Fund, subject to review and approval by the Investment Advisor of such recommendation prior to voting. A designated employee of the Investment Advisor reviews each ISS proposal and recommendation and, with due consultation with the Investment Advisor's Proxy Committee, as described below, ensures the votes are cast in a timely fashion.

The Proxy Procedures establish a Proxy Committee, composed of members of the Investment Advisor's portfolio management and research teams. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever the Investment Advisor believes that a vote should be cast in a way different from that recommended by ISS or unique issues are involved.

The Proxy Procedures also address the issue of resolving conflicts of interest. To the extent a conflict of interest exists and the Investment Advisor decides to vote against the recommendation of an independent third-party proxy administrator (i.e., ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would need to review the conflict and all of the surrounding facts and circumstances and to resolve the conflict in the best interests of the Fund. An override of the independent third-party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affects the recommendation of the proxy administrator.

Information regarding how the Investment Advisor votes proxies is available by calling the Fund at 1-888-277-6209 and on the SEC's website covering the Fund's proxy voting record for the most recent 12-month period ending June 30th.

                                 CODE OF ETHICS
                                 --------------

The Trust and the Investment Advisor have adopted a joint code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by the Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, a trustee, or an officer of the Trust or the Investment Advisor; (ii) any employee of the Trust or the Investment Advisor (or any company in a control relationship to the Trust or the Investment Advisor) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by the Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the Trust or the Investment Advisor who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including unaffiliated mutual fund shares, money market instruments, and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than "disinterested" Trustees, submit reports to a designated compliance person regarding transactions involving securities that are eligible for purchase by the Fund. The code of ethics for the Trust and the Investment Advisor is on public file with, and is available from, the SEC.

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, California, is registered as an investment advisor with the SEC. The Investment Advisor is controlled by Kevin Landis, its majority stockholder.

Under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Investment Advisor, the Investment Advisor provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of the assets of the Fund consistent with the Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreement, the Fund pays to the Investment Advisor, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Investment Advisor has also agreed, for a period of two years from the Fund's commencement of operations, to reduce its fees and/or make expense reimbursement so that the Fund's total operating expenses are limited to 1.30% of the Fund's average daily net assets. During the fiscal periods ended December 31, 2006 and 2005, the Fund accrued advisory fees of $8,822 and $1,366, respectively. In order to reduce Fund expenses, the Investment Advisor waived $3,823 and $592 of such fees with respect to the fiscal periods ended December 31, 2006 and 2005, respectively.

By its terms, the Advisory Agreement remains in force for one year initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees, the Board will review performance information and the nature of services provided by the Investment Advisor.

In determining to approve the Advisory Agreement, the Board of Trustees considered quantitative, qualitative, and statistical information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement, including, where applicable, (i) a description of the Investment Advisor's brokerage allocation process; (ii) a summary of total expense ratio and management fees of the Fund and comparable funds; (iii) information comparing the Fund's advisory fees to the advisory fees received by the Investment Advisor for its services to other open-end mutual funds; (iv) the financial statements of the Investment Advisor; (v) any potential fall-out benefits to the Investment Advisor; (vi) the Investment Advisor's Form ADV; (vii) information regarding the investment experience of the portfolio managers; and (viii) a description of internal compliance policies and procedures. The Trustees discussed this information in detail with the Investment Advisor's officers. In approving the Advisory Agreement, the Board concluded that (i) the Investment Advisor's staff is qualified to manage assets in accordance with the Fund's investment strategies;
(ii) the Fund's advisory fees and overall expense ratios are competitive with those of similar funds and to those charged by the Investment Advisor for investment advisory services to other open-ended mutual funds; and (iii) the Investment Advisor has developed a strong internal control structure. For a more complete discussion of the Board's deliberations, please see the Fund's Annual Report dated December 31, 2006.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Advisor for the Fund wherein the Investment Advisor is responsible for the provision of administrative and supervisory services to the Fund. Pursuant to the Administration Agreement, the Investment Advisor, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Advisor. The Investment Advisor shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. The Investment Advisor will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund pays to the Investment Advisor, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. During the fiscal periods ended December 31, 2006 and 2005, the Fund paid administration fees of $2,647 and $410, respectively, to the Investment Advisor.

The Administration Agreement may be terminated by the Trust at any time, on 60 days' written notice to the Investment Advisor, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Advisor on 60 days' written notice to the Trust.

PORTFOLIO MANAGER(S)

OTHER ACCOUNTS MANAGED No one person within the Investment Advisor's Quantitative Strategies Team is primarily responsible for implementing the quantitative investment strategies of the Fund. The Quantitative Strategies Team members at the Investment Advisor work together to implement the mathematical portfolio management process. The team members include Kevin M. Landis, Omar Billawala, and Yakoub Bellawala.

Messrs. Bellawala and Billawala do not manage any other accounts on behalf of the Investment Advisor. Below are the accounts as well as the assets for the accounts managed by Mr. Landis as of December 31, 2006.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         Number of      Total Assets in
                                                          Number                       Accounts with     Accounts with
                                                            of      Total Assets in     Advisory Fee     Advisory Fee
 Name of Portfolio                                       Accounts      Accounts           Based on         Based on
      Manager                 Type of Accounts            Managed       Managed         Performance       Performance
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Landis      Registered investment companies:       6       $545.4 million          0              $0
                     Other pooled investment vehicles:      2       $182 million            1              $2 million
                     Other accounts:                        1       $259,000                0              $0
-----------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST The compensation paid to the Investment Advisor for managing the Fund is based on a percentage of assets under management, but also the level of other expenses of the Fund. No portfolio management personnel are compensated based directly on fee revenue earned by the Investment Advisor on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts, especially because the Fund is managed using a quantitative approach rather than the subjective judgment by portfolio management personnel as to the allocation of investment opportunities among the Investment Advisor's other clients.

To mitigate the potential conflict of interest in allocating brokerage transactions to particular brokers, the Investment Advisor will normally attempt to aggregate orders of the Fund with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION Members of the Quantitative Strategies Team receive base pay in the form of a fixed annual salary and benefits and are also eligible for other bonuses, none of which are directly based on performance or assets of the Fund.

DISCLOSURE OF SECURITIES OWNERSHIP The following table indicates the dollar value of shares of the Fund beneficially owned by the Quantitative Strategies Team members as of December 31, 2006.

-----------------------------------------------------------------------
              Name of                 Dollar Value of Focus Fund Shares
Quantitative Strategies Team Member           Beneficially Owned
-----------------------------------------------------------------------
Kevin M. Landis*                                     None
-----------------------------------------------------------------------
Omar Billawala                                $10,001 - $50,000
-----------------------------------------------------------------------
Yakoub Bellawala                                     None
-----------------------------------------------------------------------

*Firsthand Capital Management, Inc. ("FCM") is controlling shareholder of the Fund. As a result of Mr. Landis being a controlling shareholder of FCM, Mr. Landis is considered a controlling shareholder of the Fund.

                                 THE DISTRIBUTOR
                                 ---------------

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares of the Fund, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus Fund Solutions, LLC, and Mark J. Seger is a Managing Director of the Distributor and an officer of the Trust.

                             SECURITIES TRANSACTIONS
                             -----------------------

The Investment Advisor furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment Advisor seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Advisor generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Investment Advisor may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Advisor will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by
Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Advisor in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Advisor's other investment accounts. The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the "third market" (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Advisor will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Advisor, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions. During the fiscal periods ended December 31, 2006 and 2005, the Fund paid brokerage commissions of $1,258 and $532, respectively.

                               PORTFOLIO TURNOVER
                               ------------------

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could reduce the Fund's returns. High portfolio turnover can also result in adverse tax consequences to the Fund's shareholders. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

The Investment Advisor expects to engage in frequent portfolio transactions on behalf of the Fund that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Investment Advisor expects the Fund's portfolio turnover rate to exceed 200% annually. For the fiscal periods ended December 31, 2006 and 2005, the Fund's portfolio turnover rates were 293% and 38%, respectively. The Fund's low portfolio turnover rate for the fiscal period ended December 31, 2005 was due to the abbreviated operating history of the Fund in 2005. Portfolio turnover rates will differ significantly from year-to-year and the 2006 portfolio turnover rate should be considered more indicative of future portfolio turnover rates.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES
                   -------------------------------------------

PURCHASE OF SHARES. Properly completed orders for shares that are received by the Transfer Agent prior to the close of business on the New York Stock Exchange (the "NYSE") are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

The Trust may authorize brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A customer order placed through an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after the order is accepted by the broker or the broker's designee.

REDEMPTION OF SHARES. The right of redemption may not be suspended, or the payment of a redemption may not be postponed, for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Selling Shares" section of the Prospectus, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of the Fund in accordance with the procedures set forth in the "Selling Shares" section of the Prospectus.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year's Day; Martin Luther King, Jr. Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because the Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

                                      TAXES
                                      -----

The Trust intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code. In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the Internal Revenue Service ("IRS") may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund's principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gains over net long-term capital losses, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gains. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gains in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gains. However, no assurance can be given that the Fund will not be subject to federal income taxation.

A 4% nondeductible excise tax will be imposed on the Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

Under the Code, the Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny. If the IRS were to determine that the "equalization method" of accounting is not acceptable, it is possible that the Fund may be subject to the excise tax or potentially fail to qualify as a regulated investment company.

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by the Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. The Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat the Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

Amounts  realized  by the Fund from  sources  within  foreign  countries  may be subject to withholding and other taxes imposed by such countries. Tax conventions between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gains without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale or a repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund that he or she has held for less than six months and on which he or she has received distributions of capital gains (unless otherwise disallowed), any loss on the sale of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the disposition of shares of the Fund will be disallowed by the "wash sale" rules to the extent the disposed shares are replaced (including through the receipt of additional shares through reinvested distributions) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  U.S.  shareholders  will be subject to "back-up"
withholding on their income dividends, and, potentially, capital gain distributions and redemption proceeds, attributable to their shares of the Fund.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

Prospective shareholders should be aware that the investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Fund. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Fund.

                     CALCULATION OF PERFORMANCE INFORMATION
                     --------------------------------------

The Fund's total returns are based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total returns reflect the hypothetical annually compounded returns that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total returns. Under regulations adopted by the SEC, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                  P(1+T)n= ERV

Where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

The Fund's "average annual total returns after taxes on distributions" described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                  P(1+T)n =ATVD

Where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return (after taxes on distributions)
n    = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

The Fund's "average annual total returns after taxes on distributions and sale of Fund shares" described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1+T)n =ATVDR

Where:

P     = a hypothetical initial payment of $1,000
T     = average   annual  total  return  (after  taxes  on   distributions   and
        redemptions)
n     = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. As of March 31, 2007, the Fund's cumulative total return since inception (November 1, 2005) was 16.85%.

To help investors better evaluate how an investment in the Fund might satisfy its investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance to performance as reported by other investments, indices, and averages.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS
                           --------------------------

As of April 2, 2007, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, California, owned 13.62% of the Fund's outstanding shares.

Yakoub N. Bellawala, 125 South Market Street, Suite 1200, San Jose, California, owned 84.42% of the Fund's outstanding shares. For purposes of voting on matters submitted to shareholders, anyone owning more than 50% of the Fund's outstanding shares generally would be able to cast the deciding vote.

As of April 2, 2007, the officers and Trustees of the Trust owned of record or beneficially 100% of the outstanding shares of the Fund.

                                    CUSTODIAN
                                    ---------

PFPC Trust ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, is the custodian for the Fund's investments. PFPC acts as the Fund's depository, safekeeps the Fund's portfolio securities, collects all income and other payments with respect to the Fund, disburses funds as instructed, and maintains records in connection with its duties.

                    LEGAL COUNSEL AND INDEPENDENT REGISTERED
                    ----------------------------------------
                             PUBLIC ACCOUNTING FIRM
                             ----------------------

The law firm of Paul, Hastings, Janofsky & Walker, LLP, 55 Second Street, 24th Floor, San Francisco, California 94105 acts as legal counsel for the Trust.

The firm of Tait, Weller & Baker, LLP 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the Trust's independent registered public accounting firm. Tait, Weller & Baker, LLP performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

                           ULTIMUS FUND SOLUTIONS, LLC
                           ---------------------------

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Investment Advisor pays Ultimus a fee at the annual rate of 0.15% of the first $50 million of its average daily net assets, 0.125% of the next $50 million of such assets, and .10% of such assets in excess of $100 million; provided, however, that the minimum fee is $5,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

                              FINANCIAL STATEMENTS
                              --------------------

The financial statements of the Fund as of December 31, 2006, which have been audited by Tait, Weller & Baker, LLP, are incorporated by reference to the Annual Report dated December 31, 2006.

                                BLACK PEARL FUNDS

                             BLACK PEARL FOCUS FUND




                                  ANNUAL REPORT

                                December 31, 2006




                               INVESTMENT ADVISOR
                       Firsthand Capital Management, Inc.
                                  San Jose, CA

BLACK PEARL FUNDS
MANAGEMENT DISCUSSION & ANALYSIS
DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

BLACK PEARL FOCUS FUND

Fund Performance
----------------

Black Pearl Focus Fund posted a total return of 3.08% in 2006, which compares to a total return of 7.28% and 15.79%, respectively, for the NASDAQ 100 Index and the S&P 500 Index. The underperformance of the Fund versus its benchmarks is attributable entirely to active stock selection, as sector and industry weightings are not considered in selecting investments for the Fund. While fundamental analysis does not factor into our management of the Fund, fundamental factors certainly have an impact on the performance of the Fund's holdings.

Positive Contributors
---------------------

The largest gains for the Fund during the period were attributable to the Fund's positions in Akamai (AKAM), Comcast (CMCSA), and Millicom International Cellular
(MICC). Akamai benefited from increasing demand for its Internet content delivery services.

Comcast's stock advanced steadily in 2006, as customers took advantage of the company's "Triple Play" services offering, driving revenues higher in each successive quarter.

Millicom, a provider of mobile phone service in developing countries in Latin America, Africa, and Asia, saw its stock drop sharply in early July after announcing that talks to sell the company to China Mobile had broken off. The stock rebounded dramatically in subsequent months, bolstered by improving fundamentals, reaching its high for the year in December.

Negative Contributors
---------------------

The largest losses for the Fund during the period were attributable to the Fund's positions in Apple (AAPL), Amazon (AMZN) and Apollo Group (APOL). Apple's stock price slid substantially in the first half of the year before recovering later in the year. The Fund realized most of its losses in Apple prior to the recovery, however.

Shares of Amazon plunged in July after the company disappointed investors with its business results for Q2. While the stock recovered later in the year, the Fund liquidated its position in August, realizing the loss.

Apollo Group, the parent company of University of Phoenix, saw its stock drop dramatically in October, following its disappointing earnings report for the third quarter. While the stock made a bit of a comeback in November and December, it was not enough to reverse the loss already suffered by the Fund.

                             BLACK PEARL FOCUS FUND

        Comparison of the Change in Value of a $10,000 Investment in the Black Pearl Focus Fund versus the Nasdaq 100 Index

                               [GRAPHIC OMITTED]

        Black Pearl Focus Fund                      Nasdaq 100 Index
        ----------------------                      ----------------

     10/31/2005           $10,000            10/31/2005           $10,000
     11/30/2005            10,790            11/30/2005            10,598
     12/31/2005            11,070            12/31/2005            10,429
      1/31/2006            11,750             1/31/2006            10,846
      2/28/2006            11,400             2/28/2006            10,599
      3/31/2006            11,730             3/31/2006            10,811
      4/30/2006            12,070             4/30/2006            10,794
      5/31/2006            10,850             5/31/2006            10,033
      6/30/2006            10,617             6/30/2006            10,006
      7/31/2006             9,915             7/31/2006             9,590
      8/31/2006            10,048             8/31/2006            10,046
      9/30/2006            10,658             9/30/2006            10,520
     10/31/2006            11,095            10/31/2006            11,020
     11/30/2006            11,400            11/30/2006            11,401
     12/31/2006            11,410            12/31/2006            11,189


Past performance is not predictive of future performance.

          ------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS(a)
                     (FOR PERIODS ENDED DECEMBER 31, 2006)

                                                             SINCE
                                           1 YEAR         INCEPTION(b)
                                           ------         ------------

          Black Pearl Focus Fund            3.08%            11.97%
          Nasdaq 100 Index                  7.28%            10.10%

          ------------------------------------------------------------


(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Commencement of operations was November 1, 2005.

BLACK PEARL FOCUS FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
DECEMBER 31, 2006 (UNAUDITED)

                                                                   % OF
HOLDINGS BY SECTOR                                               NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                              51.5%
Health Care                                                         21.5%
Consumer Discretionary                                              14.3%
Telecommunications Services                                          6.8%
Consumer Staples                                                     2.1%
Energy                                                               1.8%
Cash Equivalents, Other Assets and Liabilties                        2.0%


                                                                   % OF
TOP TEN HOLDINGS                                                 NET ASSETS
--------------------------------------------------------------------------------
Millicom International Cellular S.A.                                 6.7%
Fiserv, Inc.                                                         5.6%
Comcast Corp. - Class A                                              5.0%
Intuit, Inc.                                                         4.9%
Akamai Technologies, Inc.                                            4.7%
EchoStar Communications Corp. - Class A                              4.5%
NVIDIA Corp.                                                         4.4%
Cognizant Technology Solutions Corp.                                 4.4%
Liberty Global, Inc. - Class A                                       3.7%
Amgen, Inc.                                                          3.5%

BLACK PEARL FUNDS
BLACK PEARL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
================================================================================
ASSETS
Investments in securities:
    At acquisition cost                                             $    548,940
                                                                    ============
    At value (Note 2)                                               $    609,026
Dividends and interest receivable                                             49
                                                                    ------------
    TOTAL ASSETS                                                         609,075
                                                                    ------------

LIABILITIES
Payable to Advisor (Note 4)                                                1,313
                                                                    ------------
    TOTAL LIABILITIES                                                      1,313
                                                                    ------------

NET ASSETS                                                          $    607,762
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                     $    544,437
Undistributed net realized gains from security transactions                3,239
Net unrealized appreciation on investments                                60,086
                                                                    ------------
NET ASSETS                                                          $    607,762
                                                                    ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                              54,162
                                                                    ============

Net asset value, redemption price and offering price
  per share (Note 2)                                                $      11.22
                                                                    ============


See accompanying notes to financial statements.

BLACK PEARL FUNDS
BLACK PEARL FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
================================================================================
INVESTMENT INCOME
    Dividends (Net of foreign tax of $5)                           $        730
    Interest                                                                422
                                                                   ------------
        TOTAL INVESTMENT INCOME                                           1,152
                                                                   ------------

EXPENSES
    Investment advisory fees (Note 4)                                     8,822
    Administration fees (Note 4)                                          2,647
                                                                   ------------
        TOTAL EXPENSES                                                   11,469
    Fees waived by the Advisor (Note 4)                                  (3,823)
                                                                   ------------
        NET EXPENSES                                                      7,646
                                                                   ------------

NET INVESTMENT LOSS                                                      (6,494)
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from investments                                   9,732
    Net change in unrealized appreciation/depreciation
      on investments                                                     14,925
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         24,657
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $     18,163
                                                                   ============


See accompanying notes to financial statements.

BLACK PEARL FUNDS
BLACK PEARL FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                        YEAR           PERIOD
                                                       ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2006          2005 (a)
--------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment loss                            $     (6,494)   $       (813)
    Net realized gains from investments                   9,732          10,251
    Net change in unrealized
      appreciation/depreciation on investments           14,925          45,161
                                                   ------------    ------------
Net increase in net assets from operations               18,163          54,599
                                                   ------------    ------------

FROM DISTRIBUTIONS
    Distributions from net realized gains                (9,437)             --
                                                   ------------    ------------


FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                --          35,000
    Net asset value of shares issued in
      reinvestment of distributions to
      shareholders                                        9,437              --
                                                   ------------    ------------
Net increase in net assets from capital
  share transactions                                      9,437          35,000
                                                   ------------    ------------

TOTAL INCREASE IN NET ASSETS                             18,163          89,599

NET ASSETS
    Beginning of period                                 589,599         500,000
                                                   ------------    ------------
    End of period                                  $    607,762    $    589,599
                                                   ============    ============

CAPITAL SHARE ACTIVITY
    Shares sold                                              --           3,258
    Shares reinvested                                       904              --
                                                   ------------    ------------
    Net increase from capital share activity                904           3,258
    Shares outstanding, beginning of period              53,258          50,000
                                                   ------------    ------------
    Shares outstanding, end of period                    54,162          53,258
                                                   ============    ============

(a) Represents the period from the commencement of operations (November 1, 2005) through December 31, 2005.


See accompanying notes to financial statements.

BLACK PEARL FOCUS FUND
FINANCIAL HIGHLIGHTS
================================================================================
                                                     YEAR         PERIOD
                                                    ENDED          ENDED
PER SHARE DATA FOR A SHARE OUTSTANDING           DECEMBER 31,   DECEMBER 31,
  THROUGHOUT THE PERIOD:                             2006         2005 (a)
--------------------------------------------------------------------------------

    Net asset value at beginning of period       $     11.07    $     10.00
                                                 -----------    -----------

    Income (loss) from investment operations:
        Net investment loss                            (0.12)         (0.02)
        Net realized and unrealized gains on
          investments                                   0.45           1.09
                                                 -----------    -----------
    Total from investment operations                    0.33           1.07
                                                 -----------    -----------

    Less distributions:
        Distributions from net realized
          gains                                        (0.18)            --
                                                 -----------    -----------

    Net asset value at end of period             $     11.22    $     11.07
                                                 ===========    ===========

RATIOS AND SUPPLEMENTAL DATA:
    Total return (b)                                    3.08%         10.70% (c)
                                                 ===========    ===========

    Net assets at end of period                  $   607,762    $   589,599
                                                 ===========    ===========

    Ratio of gross expenses to average net
      assets                                            1.95%          1.95% (e)

    Ratio of net expenses to average net
      assets (d)                                        1.30%          1.30% (e)

    Ratio of net investment loss to average
      net assets                                       (1.10%)        (0.89%)(e)

    Portfolio turnover rate                              293%            38% (c)
--------------------------------------------------------------------------------

(a) Represents the period from the commencement of operations (November 1, 2005) through December 31, 2005.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d)   Ratio was determined after advisory fee waivers.

(e)   Annualized.


See accompanying notes to financial statements.

BLACK PEARL FOCUS FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
SHARES      COMMON STOCKS - 98.0%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY - 14.3%
   335      Apollo Group, Inc. - Class A  (a)                      $     13,055
   715      Comcast Corp. - Class A (a)                                  30,266
   320      Lamar Advertising Co. - Class A (a)                          20,925
   775      Liberty Global, Inc. - Class A (a)                           22,591
                                                                   ------------
                                                                         86,837
                                                                   ------------
            CONSUMER STAPLES - 2.1%
   265      Whole Foods Market, Inc.                                     12,436
                                                                   ------------

            ENERGY - 1.8%
   470      Patterson-UTI Energy, Inc.                                   10,918
                                                                   ------------

            HEALTH CARE - 21.5%
   315      Amgen, Inc. (a)                                              21,518
   325      Amylin Pharmaceuticals, Inc. (a)                             11,723
   345      Biomet, Inc.                                                 14,238
   225      Express Scripts, Inc. (a)                                    16,110
   325      Genzyme Corp. (a)                                            20,013
   425      Lincare Holdings, Inc. (a)                                   16,932
   280      Sepracor, Inc. (a)                                           17,242
   400      Teva Pharmaceutical Industries Ltd. - ADR                    12,432
                                                                   ------------
                                                                        130,208
                                                                   ------------
            INFORMATION TECHNOLOGY - 51.5%
   765      Activision, Inc. (a)                                         13,189
   724      Advanced Micro Devices, Inc.(a)                              14,733
   540      Akamai Technologies, Inc. (a)                                28,685
   140      Apple Computer, Inc. (a)                                     11,878
 1,200      BEA Systems, Inc. (a)                                        15,096
   485      Cisco Systems, Inc. (a)                                      13,255
   345      Cognizant Technology Solutions Corp. (a)                     26,620
   720      EchoStar Communications Corp. - Class A (a)                  27,382
   650      Fiserv, Inc. (a)                                             34,073
   975      Intuit, Inc. (a)                                             29,747
   290      Lam Research Corp. (a)                                       14,680
   720      NVIDIA Corp. (a)                                             26,647
 1,170      Oracle Corp. (a)                                             20,054
   130      Research In Motion Ltd.(a)                                   16,611
 2,195      Sun Microsystems, Inc. (a)                                   11,897
   465      Symantec Corp. (a)                                            9,695
                                                                   ------------
                                                                        314,242
                                                                   ------------
            TELECOMMUNICATIONS SERVICES - 6.8%
   665      Millicom International Cellular S.A. (a)                     40,991
                                                                   ------------

            TOTAL COMMON STOCKS (Cost $535,546)                         595,632
                                                                   ------------

BLACK PEARL FOCUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
SHARES      MONEY MARKET SECURITIES - 2.2%                             VALUE
--------------------------------------------------------------------------------
13,394      PNC Bank Money Market Account (Cost $13,394)           $     13,394
                                                                   ------------

            TOTAL INVESTMENTS AT VALUE - 100.2% (Cost $548,940)         609,026

            LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)               (1,264)
                                                                   ------------

            TOTAL NET ASSETS - 100.0%                              $    607,762
                                                                   ============

(a)   Non-income producing security
ADR - American Depositary Receipt


See accompanying notes to financial statements

BLACK PEARL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

1. ORGANIZATION

Black Pearl Focus Fund (the "Fund") is a non-diversified series of Black Pearl Funds (the "Trust"), an open-end management investment company established as a Delaware statutory trust under a Declaration of Trust dated July 8, 2005. On September 16, 2005, 50,000 shares of the Fund were issued for cash, at $10.00 per share, to Firsthand Capital Management, Inc. (the "Advisor"), the investment advisor to the Fund. The Fund commenced operations on November 1, 2005.

The investment objective of the Fund is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. If a security is not traded on the valuation date, the security will be valued at its most recent bid price. Securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Other non-cash dividends are recognized as investment income at the fair value of the property received.

Security transactions - Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations and are recorded on ex-dividend date, which may differ from accounting principles generally accepted in the United States of America.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

BLACK PEARL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

Federal income tax - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

On June 29, 2006, the Fund declared a distribution of $0.1772 per share. The dividend was paid on June 29, 2006, to shareholders of record on June 28, 2006. The tax character of distributions paid during the year ended December 31, 2006 was $9,437 of ordinary income. There were no distributions during the period ended December 31, 2005.

The following information is computed on a tax basis for each item as of December 31, 2006:

         Tax cost of portfolio investments                $    552,484
                                                          ============
         Gross tax unrealized appreciation                $     70,560
         Gross tax unrealized depreciation                     (14,018)
                                                          ------------
         Net tax unrealized appreciation                        56,542
         Undistributed ordinary income                           6,783
                                                          ------------
         Accumulated earnings                             $     63,325
                                                          ============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. Theses "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended December 31, 2006, the Fund reclassified $6,494 of net investment losses against undistributed net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3. INVESTMENT TRANSACTIONS

During the year ended December 31, 2006, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities amounted to $1,711,348 and $1,695,161, respectively.

4. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

Firsthand Capital Management, Inc. (the "Advisor") serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor, on a monthly basis, an investment advisory fee at the annual rate of 1.50% of its average daily net assets.

BLACK PEARL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

The Advisor has contractually agreed (for a period of two years from the Fund's commencement of operations) to reduce its fees and/or to make expense reimbursements so that the Fund's total operating expenses are limited to 1.30% of the Fund's average daily net assets. During the year ended December 31, 2006, the Advisor waived investment advisory fees of $3,823. These waivers are not subject to recoupment.

ADMINISTRATION AGREEMENT
The Advisor is responsible for the provision of administrative and supervisory services to the Fund. For its services, the Fund pays to the Advisor, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. For the year ended December 31, 2006, the Fund paid $2,647 to the Advisor for administrative services.

MUTUAL FUND SERVICES AGREEMENT
The Fund is party to a mutual fund services agreement with Ultimus Fund Solutions, LLC ("Ultimus") under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund) pursuant to the Administration Agreement between the Fund and the Advisor.

DISTRIBUTION AGREEMENT
The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Advisor, not the Fund, is responsible for payment of the distribution fees.

Certain trustees and officers of the Trust are directors and officers of the Advisor or of Ultimus.

5. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi-annual report on June 30, 2007.

BLACK PEARL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

             REPORT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM


BOARD OF DIRECTORS AND SHAREHOLDERS
BLACK PEARL FUNDS
SAN JOSE, CALIFORNIA

We have audited the accompanying statement of assets and liabilities of Black Pearl Focus Fund, a series of shares of Black Pearl Funds, including the portfolio of investments as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Black Pearl Focus Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.


                                               TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY  1, 2007

BLACK PEARL FUNDS
BLACK PEARL FOCUS FUND
ABOUT YOUR FUND'S EXPENSES (Unaudited)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment returns of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expenses in the table are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemptions fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

BLACK PEARL FUNDS
BLACK PEARL FOCUS FUND
ABOUT YOUR FUND'S EXPENSES (Unaudited) (Continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                Beginning               Ending
                                              Account Value          Account Value         Expenses Paid
                                               July 1, 2006        December 31, 2006       During Period*
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                     $1,000.00              $1,074.71                $6.58
Based on Hypothetical 5% Return
  (before expenses)                             $1,000.00              $1,018.24                $6.61
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the Fund's annualized expense ratio of 1.30% for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 184/365 (to reflect the one-half year period).


OTHER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-408-521-5000, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-408-521-5000, or the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-408-521-5000. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BLACK PEARL FUNDS
BLACK PEARL FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
--------------------------------------------------------------------------------

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers have been elected for an annual term. Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Trustees in accordance with the Declaration of Trust. There are currently three Trustees, two of whom are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940.

The Trustees and officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS
                                                                                                                  IN FUND
                                                                              PRINCIPAL OCCUPATION(S) DURING      COMPLEX
                                         LENGTH OF TIME   POSITION(S) HELD    PAST 5 YEARS AND DIRECTORSHIPS     OVERSEEN
NAME, ADDRESS AND YEAR OF BIRTH              SERVED          WITH TRUST             OF PUBLIC COMPANIES         BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
*Kevin Landis                              Since 2005        Trustee and     Chief Investment Officer and a          1
125 South Market Street, Suite 1200                           President      Director of the Advisor and has
San Jose, California  95113                                                  been a portfolio manager with
(1961)                                                                       the Advisor since May 1994.
                                                                             From 1998 through 2001, he was
                                                                             also the President and Chief
                                                                             Executive Officer of Silican
                                                                             Capital Management LLC.

                                                                             Trustee of the Firsthand Funds
                                                                             (a registered investment company
                                                                             that includes five portfolios)

DISINTERESTED TRUSTEES:
Greg Burglin                               Since 2005          Trustee       Tax Consultant for more than 5          1
125 South Market Street, Suite 1200                                          years
San Jose, California  95113
(1960)

Kevin P. Tanner                            Since 2005          Trustee       President, Chief Financial              1
125 South Market Street, Suite 1200                                          Officer and Chief Compliance
San Jose, California  95113                                                  Officer of Tanner & Associates
(1962)                                                                       Asset Management (an SEC
                                                                             registered investment adviser)
                                                                             for more than 5 years.
----------------------------------------------------------------------------------------------------------------------------

* Mr. Landis is an interested person of the Trust by reason of his position with the Advisor.

BLACK PEARL FUNDS
BLACK PEARL FOCUS FUND
BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              PRINCIPAL OCCUPATION(S) DURING
                                         LENGTH OF TIME   POSITION(S) HELD    PAST 5 YEARS AND DIRECTORSHIPS
NAME, ADDRESS AND YEAR OF BIRTH              SERVED          WITH TRUST             OF PUBLIC COMPANIES
---------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
Yakoub Bellawala                           Since 2005          Secretary     Vice President of Business
125 South Market Street, Suite 1200                                          Process Development of the
San Jose, California   95113                                                 Advisor from August 2002 to
(1965)                                                                       present.  He was Vice President
                                                                             of Business Development for the
                                                                             Advisor from 1999 to 2002.  He
                                                                             was Treasurer of Firsthand Funds
                                                                             from 1996 to 2003.

Mark J. Seger                              Since 2005          Treasurer     Managing Director of Ultimus and
225 Pictoria Drive, Suite 450                                                the Distributor.
Cincinnati, Ohio  45246
(1962)
---------------------------------------------------------------------------------------------------------------

Additional information about members of the Board of Trustees and officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-408-521-5000.


FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended December 31, 2006. On June 30, 2006, the Fund declared and paid a short-term capital gain distribution of $0.1772 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the distribution may be subject to a maximum tax rate of 15%. Early in 2007, as required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2006 calendar year.

BLACK PEARL FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the Fund's Investment Advisory Agreement and the Administration Agreement (collectively the "Agreements") with the Advisor. Approval took place at an in-person meeting, held on August 11, 2006 at which all of the Trustees were present.

In the course of their consideration of the Agreements, the Independent Trustees met in executive session and were advised by the Fund's legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Trustees and counsel.

In considering the Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisor. The most recent investment advisor registration form ("Form ADV") for the Advisor was provided to the Board. The Board reviewed and analyzed the Form ADV which included, among other things, information about the background and experience of senior management of the Advisor. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel at the Advisor that oversee the day-to-day operations of the Funds.

      In addition, the Board considered the investment and legal compliance programs of the Fund and the Advisor. The Board also considered the depth and experience of the compliance staff at the Advisor and their experience with overseeing the activities of the Fund as well as the activities of another fund family managed by the Advisor. Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

FUND PERFORMANCE AND EXPENSES
-----------------------------

      The Board was provided with performance results for the Fund over the lifetime of the Fund. In reviewing the Fund's performance, the Board considered the short operating history of the Fund. Representatives from the Advisor addressed the Fund's recent underperformance and discussed certain limitations with measuring the performance of the quantitative models utilized by the Advisor over the short operating history of the Fund.

BLACK PEARL FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------

      The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees and fee waivers. It also considered comparisons of these fees to the comparative expense information for the Fund's peer group as determined by Morningstar, Inc. Statistical information from the Morningstar, Inc. database provided the Board with comparative industry information. The Fund's overall expense ratio was compared to the funds included within the Morningstar category called "Large Blend Funds." The Board noted that the total expense ratio of the Fund, after fee waivers, was slightly higher than the median expense ratio for the funds within Morningstar's Large Blend category.

INVESTMENT ADVISORY FEE RATES
-----------------------------

      The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Advisor. Additionally, the Board received and considered information comparing the fee rate with those of other funds in the relevant peer group. The Independent Trustees concluded that the advisory fee rate paid by the Fund was higher than the average advisory fee rates of comparably managed funds, but they determined that such comparisons were not particularly meaningful due to the Advisor's commitment to pay most of the Fund's ordinary operating expenses out of its own resources.

PROFITABILITY
-------------

      The Board discussed profitability of the Advisor as well as ancillary benefits that the Advisor receives or may receive with regard to providing services to the Fund. The Independent Trustees concluded that, in light of the fact that the Fund is less than a year old, with limited assets, and is being operated at a loss, these factors are only secondary factors at this time. The Independent Trustees did note that, as the Fund grows, profitability of the Advisor will become more relevant to their deliberations.

ECONOMIES OF SCALE
------------------

      The Board discussed economies of scale and noted that, at this stage, the Fund has not had an opportunity to recognize any economies of scale. The Independent Trustees observed that, as the Fund grows, this factor will become more relevant to their deliberations.

CONCLUSION
----------

      After consideration of the above factors as well as other factors, the Trustees, including of all the Independent Trustees, concluded that approval of the Agreements was in the best interest of the Fund and its shareholders.

PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
--------  --------

     (a) Declaration of Trust--Incorporated herein by reference to Registrant's initial registration statement on Form N-1A filed on July 8, 2005

     (b) Bylaws--Incorporated herein by reference to Registrant's initial registration statement on Form N-1A filed on July 8, 2005

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

     (d)  Investment Advisory Agreements

               (i) Master Investment Advisory Agreement between Registrant and Firsthand Capital Management, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 28, 2006

               (ii) Amendment to Master  Investment  Advisory  Agreement between
                    Registrant and Firsthand Capital Management, Inc. dated February 27, 2006 --Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 28, 2006

     (e)  Distribution     Agreement    with    Ultimus    Fund    Distributors,
          LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 28, 2006

     (f)  Inapplicable

     (g) Custody Agreement with PFPC Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 28, 2006

     (h) (i) Administration Agreement between Registrant and Firsthand Capital Management, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 28, 2006

          (ii) Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 28, 2006

     (i) Opinion of Counsel--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on September 28, 2005

     (j)  Consent  of  Independent   Registered  Public  Accounting  Firm--Filed
          herewith

     (k)  Not applicable

     (l)  Initial  Capital   Agreement--Incorporated   herein  by  reference  to
          Registrant's Post-Effective Amendment No. 2 filed on April 28, 2006

     (m)  Not applicable

     (n)  Not applicable

     (o)  Not applicable

     (p) (i) Amended and Restated Code of Ethics of Registrant, Firsthand Capital Management, Inc. and Firsthand Funds--Filed herewith

          (ii) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------  -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
--------  ---------------

     Under section 3817(a) of the Delaware Statutory Trust Act, a Delaware statutory trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of the Registrant pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Release Number 7221 (June 9, 1972) and Number 11330 (September 2, 1980).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     Indemnification provisions exist in the Master Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement that are substantially identical to those in the Declaration of Trust noted above.

     The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its Investment Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
--------  --------------------------------------------------------

     Not applicable

Item 27.  PRINCIPAL UNDERWRITERS
--------  ----------------------

     (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The Berwyn Funds, The Cutler Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, TFS Capital Investment Trust, Veracity Funds, Schwartz Investment Trust, The GKM Funds, Surgeons Diversified Investment Fund, Guerite Funds, Monteagle Funds, CM Advisers Family of Funds, and The Destination Funds, other open-end investment companies.

                                        Position with                  Position with
     (b)  Name                          Distributor                    Registrant
          --------------------------    ---------------------------    -------------------------
          Robert G. Dorsey              President/Managing             None
                                        Director

          John F. Splain                Secretary/Managing             None
                                        Director

          Mark J. Seger                 Treasurer/Managing             Treasurer
                                        Director

          Theresa M. Bridge             Vice President                 None

          Wade R. Bridge                Vice President                 Assistant Secretary

          Tina H. Bloom                 Vice President                 None

          Steven F. Nienhaus            Vice President                 None

          Craig J. Hunt                 Vice President                 None

     The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
--------  --------------------------------

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, will be maintained as follows:

     For the Investment Adviser -- 125 Market Street, Suite 1200, San Jose, California 95113;

     For the Administrator -- 125 Market Street, Suite 1200, San Jose, California 95113 and 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246;

     For Investment Accounting and Transfer Agent -- 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246;

     For Distribution -- 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; and

     For Custody -- 301 Bellevue Parkway, Wilmington, Delaware19809

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------   -------------------------------------------------

          Not Applicable

Item 30.  UNDERTAKINGS
--------  ------------

          None

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 27th of April, 2007.

                                        BLACK PEARL FUNDS


                                        By:  /s/ Kevin M. Landis
                                            -------------------------------
                                            Kevin M. Landis
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                       Date
---------                         -----                       ----


 /s/ Kevin M. Landis              Trustee and President       April 27, 2007
---------------------------       (Chief Executive Officer)
Kevin M. Landis


     *                            Trustee
---------------------------
Greg Burglin


     *                            Trustee
---------------------------
Kevin P. Tanner


  /s/ Yakoub Bellawala            Secretary                   April 27, 2007
---------------------------
Yakoub Bellawala


 /s/ Mark J. Seger                Treasurer                   April 27, 2007
---------------------------       (Chief Financial Officer)
Mark J. Seger


                                                 By:   /s/ Wade R. Bridge
                                                     ---------------------------
                                                     Wade R. Bridge
                                                     Attorney-in-fact*
                                                     April 27, 2007

                                INDEX TO EXHIBITS
                                -----------------

Item 23(j)      Consent of Independent Registered Public Accounting Firm

Item 23(p)(i) Amended and Restated Code of Ethics for Firsthand Capital Management, Inc., Firsthand Funds & Registrant dated May 12, 2006

Item 23(p)(ii)  Code of Ethics of Ultimus Fund Distributors, LLC